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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 30, 2005

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                               SECURED DATA, INC.
               (Exact name of registrant as specified in Charter)


                           NEVADA 000-32253 87-0650264
       (State or other jurisdiction of (Commission File No.) (IRS Employee incorporation or organization) Identification No.)


                             16B/F Ruixin Road Bldg.
                               No. 25 Gaoxin Road
                          Xi An 710075 Shaanxi Province
                                      China
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                    (Address of Principal Executive Offices)


                                (86) 29 8824 6358
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                            (Issuer Telephone Number)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry Into a Material Definitive Agreement

On June 30, 2005, Secured Data, Inc., a Nevada corporation (the "Company"), amended that certain Convertible Promissory Note (the "Note") issued by the Company pursuant to the Agreement And Plan of Reorganization dated December 20, 2004 between Northwest Bio-Technic, Inc., a British Virgin Islands corporation ("NBTI"), its shareholders and the Company. The Note, originally due on June 30, 2005, obligated the Company to pay to the shareholders of NBTI either $1,900,000 in cash or 10,465,725 (post a one for eighteen reverse split) shares of the Company's common stock.

The Note, as amended, is now due and payable on December 31, 2005. All other terms and conditions set forth in the Note remain in full force and effect and are unaffected by this amendment to the Note.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.3. Amendment No. 1 to the Convertible Promissory Note Due June 30, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 6, 2005            SECURED DATA, INC.


                                /s/ Jing An Wang
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                                By: Jing An Wang
                                Its: Chief Executive Officer